UBS Series Funds

May 6, 2022

Supplement to the Prospectus dated August 27, 2021, as supplemented.

Includes:

•	UBS RMA Government Money Market Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS RMA Government Money Market Fund regarding a voluntary fee waiver through July 31, 2022. This disclosure change will become effective on May 9, 2022 (“Effective Date”).

The Prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned “Management” and sub-captioned “Advisory and administration fees” beginning on page 20 of the Prospectus is revised by replacing the first sentence of the fourth paragraph of that section with the following:

UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS RMA Government Money Market Fund’s expenses by 0.10% until July 31, 2022. UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1169